Exhibit 10.4


MODIFICATION AND REAFFIRMATION OF GUARANTY AND ENVIRONMENTAL INDEMNITY AGREEMENT
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     THIS MODIFICATION AND REAFFIRMATION OF GUARANTY AND ENVIRONMENTAL INDEMNITY
AGREEMENT is executed as of the 22nd day of November, 2006, by MALCOLM J. WRIGHT having an office at 550 Biltmore Way, Suite 700, Coral Gables, Florida 33134, and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (collectively, jointly and severally, the "Guarantor"), in favor of STANFORD INTERNATIONAL BANK, LTD., having an office at No. 11, Pavilion Drive, St. Johns, Antigua, West Indies (the "Lender").

                                WITNESSETH, THAT:
                                ----------------

     WHEREAS, the Lender has previously extended a $8,000,000.00 loan (hereinafter referred to as the "Existing Loan"), to REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company (hereinafter referred to as "Borrower"), and

     WHEREAS, the Existing Loan is evidenced by a Promissory Note dated July 8, 2005 in the amount of $7,150,000.00 as amended by that certain Renewed, Amended and Increased Promissory Note dated January 4, 2006 in the amount of $8,000,000.00 and secured by: (i) that certain Mortgage and Security Agreement, recorded in Official Records Book 2855, at Page 1243 (the "Mortgage"); (ii) an Assignment of Leases, Rents and Profits, recorded in Official Records Book 2855, Page 1280 (the "Assignment"); and (iii) a UCC-1 Financing Statement recorded in Official Records Book 2855, Page 1291 (the "Financing Statement"); all of the foregoing modified by that certain Mortgage Modification Agreement and Future Advance Certificate recorded in Official Records Book 3034, at Page 2915, all of the foregoing instruments being filed amongst the Public Records of Osceola County, Florida; and (iv) other loan documents executed in connection with the Existing Loan (the "Existing Loan Documents"); and

     WHEREAS, the Guarantor has previously guaranteed the prompt payment and performance of the Existing Loan, pursuant to the terms that certain Unlimited Continuing and Unconditional Guaranty executed by the Guarantor dated July 8, 2005 and as modified and reaffirmed by that certain Modification and Reaffirmation of Guaranty and Environmental Indemnity Agreement dated the 5th day of January, 2006 (collectively, the "Guaranty"), and

     WHEREAS, the Guarantor has previously agreed to indemnify and hold Lender harmless from any environmental damage, pursuant to the terms of that certain Environmental Indemnity Agreement dated July 8, 2005 and as modified and reaffirmed by that certain Modification and Reaffirmation of Guaranty and Environmental Indemnity Agreement dated the 5th day of January, 2006 (collectively, the "Indemnity Agreement") in connection with the Existing Loan, and

     WHEREAS, the Borrower has requested the Lender to modify the Existing Loan by granting a $4,300,000.00 future advance so as to increase the Existing Loan to $12,300,000.00 (the "New Loan"), and as a condition precedent to the

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modification  of  the  Existing  Loan,  the Lender has required the Guarantor to modify and reaffirm the terms of the Guarantor's Guaranty and Indemnity Agreement with regard to the New Loan, and

     WHEREAS, under the New Loan the Borrower has executed certain documents modifying the Existing Loan Documents including but not limited to a Second Renewed, Amended and Increased Promissory Note in the amount of $12,300,000.00, a Second Mortgage Modification Agreement and Future Advance Certificate, collectively the "New Loan Documents", and

     WHEREAS, the Existing Loan as modified by the New Loan shall be referred to as the "Loan", and

     WHEREAS, the Existing Loan Documents as modified by the New Loan Documents shall be collectively referred to as the "Loan Documents", and

     WHEREAS, it is in the best interests of the Guarantor to facilitate the modification of the Existing Loan and the Lender to make the New Loan and the resulting Loan, and

     NOW, THEREFORE, for valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lender to modify the Existing Loan and to make the New Loan and the resulting Loan, the Guarantor agrees as follows:

     1. RECITALS: The Guarantor acknowledges that each of the foregoing recitals
        --------
is true and correct. The foregoing recitals are hereby incorporated into this Agreement and made a material part hereof by this express reference.

     2.  REAFFIRMATION  OF  GUARANTY:  The  Guarantor  hereby  reaffirms,
         ---------------------------
re-acknowledges and ratifies each and every of the terms, representations, warranties, covenants and conditions of the Guaranty, and agrees to remain bound thereby. Guarantor agrees that all loans or financial accommodations currently being extended, renewed or modified by the Lender to the Borrower shall remain encompassed by the Guaranty, and hereby reaffirms and ratifies the terms of the Guaranty with respect to each such loan or financial accommodation, including, without limitation, the Loan and the Loan Documents.

     3.  REAFFIRMATION  OF  INDEMNITY AGREEMENT: The Guarantor hereby reaffirms,
         --------------------------------------
re-acknowledges and ratifies each and every of the terms, representations, warrants, covenants and conditions of the Indemnity Agreement, and agrees to remain bound thereby. Guarantor agrees that all loans or financial accommodations currently being extended, renewed or modified by the Lender to the Borrower shall remain encompassed by the Indemnity Agreement, and hereby reaffirms and ratifies the terms of the Indemnity Agreement with respect to each such loan or financial accommodation, including, without limitation, the Loan and the Loan Documents.

     4.  NO  DEFENSES, COUNTERCLAIMS OR SETOFFS: The Guarantor acknowledges that
         --------------------------------------
as of the date of this Agreement, the Guarantor has no defenses, counterclaims or claims to rights of offset with respect to the repayment of any obligations or indebtedness owed by the Borrower to the Lender or the Guarantor's obligations under the Guaranty or Indemnity Agreement, including, without

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limitation, the Loan and the Loan Documents, or with respect to the validity and enforceability of any collateral or security interests held by the Lender in connection with the Loan and/or as evidenced or secured by the Loan Documents.

     5.  NO  RELEASE: The Guarantor acknowledges and agrees that no action taken
         -----------
by the Lender subsequent to the date hereof shall affect, impair or diminish the Guarantor's obligations under the Guaranty or the Indemnity Agreement.

     6.  RELIANCE:  The  Guarantor  acknowledges that the Lender is relying upon
         --------
this Modification and Reaffirmation of Guaranty and Environmental Indemnity Agreement in agreeing to modify the Existing Loan and to make the Loan to the Borrower, and the Guarantor intends that the Lender shall rely upon this Modification and Reaffirmation of Guaranty and Environmental Indemnity Agreement. The Guarantor certifies to the Lender that the Guarantor is affiliated or associated with the Borrower such that the Loan extended by the Lender to the Borrower shall inure to the benefit of the Guarantor, and constitute sufficient consideration for the Guarantor's execution of this Agreement.

     IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed as of the day and year written above.

WITNESS:                              GUARANTOR:
/s/ Keith Durden                    /s/ Malcolm J. Wright
------------------------------      --------------------------------
Keith Durden                        Malcolm  J.  Wright
------------------------------

                                    American  Leisure  Holdings,  Inc.,
                                    a  Nevada  corporation


/s/ Linda Smith                     By: /s/ Malcolm J. Wright
-----------------------------       ----------------------------
Linda Smith                         MJ Wright        , its
----------------------------        ----------------      ---------



STATE  OF  FLORIDA          )
                            )  SS
COUNTY  OF   Osceola        )
            --------------

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 22nd day of November, 2006, by Malcolm J. Wright, who is personally known to me or have produced driver's licenses issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.

                              /s/ Linda Smith
                              -----------------------------------
                              Print  Name:
                              NOTARY  PUBLIC,  State  of  Florida
                              Serial  No:
                              My  Commission  Expires: 3/21/07

STATE  OF  FLORIDA          )
                            )  SS
COUNTY  OF    Osceola       )
            --------------

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 22nd day of November, 2006, by Malcolm Wright, as CEO of American Leisure Holdings, Inc., a Nevada corporation, on behalf of the corporation who is personally known to me or have produced driver's licenses issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.

                              /s/ Linda Smith
                              ------------------------------------
                              Print  Name:
                              NOTARY  PUBLIC,  State  of  Florida
                              Serial  No:
                              My  Commission  Expires: 3/21/07

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